UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 5, 2011

INTERNATIONAL GAME TECHNOLOGY
(Exact name of Registrant as specified in its charter)

Nevada	001-10684	88-0173041
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

9295 Prototype Drive, Reno, Nevada		89521
(Address of Principal Executive Offices)		(Zip Code)

(775) 448-7777
(Registrant’s telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On May 5, 2011, International Game Technology (the “Company”), through a wholly-owned subsidiary, launched a recommended cash offer (the “Offer”) to acquire Entraction Holding AB (“Entraction”), a public limited liability company incorporated under the laws of Sweden.  The cash offer was launched pursuant to a press release issued on May 5, 2011 (the “Launch Release”).  A copy of the Launch Release is furnished with this Form 8-K and attached hereto as Exhibit 99.1.

On May 5, 2011, the Company also issued a separate press release announcing that the Company launched the Offer to acquire Entraction.  A copy of the press release is furnished with this Form 8-K and attached hereto as Exhibit 99.2.

Each of Exhibit 99.1 and Exhibit 99.2 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01. Financial Statements and Exhibits.

(d)         Exhibits

Exhibit Number	Description

99.1	Launch Release dated May 5, 2011
99.2	Press Release dated May 5, 2011

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERNATIONAL GAME TECHNOLOGY

Date: May 5, 2011	By:	/s/ Robert C. Melendres
Robert C. Melendres
Chief Legal Officer and Corporate Secretary

Exhibit Index

Exhibit Number	Description

99.1	Launch Release dated May 5, 2011

99.2	Press Release dated May 5, 2011